UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 4, 2007

iVOW, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22743	94-3184035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16870 West Bernardo Drive, Suite 400, San Diego, California 92127

(Address of principal executive offices, with zip code)

(858) 674-6920

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On April 4, 2007, iVOW, Inc. (the “Company”) entered into a Settlement Agreement (the “Settlement Agreement”) with Crdentia Corp. (“Crdentia”) to terminate and release the other party from any and all claims arising under the Agreement and Plan of Merger between the Company and Crdentia dated as of September 20, 2006 (the “Merger Agreement”), the Interim Management Agreement between the Company and iVOW dated as of September 20, 2006 (the “Management Agreement”), and all other related agreements (collectively, with the Merger Agreement and the Management Agreement, the “Merger Documents”).  The terms of the Settlement Agreement included a mutual release of all claims, known or unknown, related to or arising out of the Merger Documents and the Company received 1,500,000 shares of Crdentia common stock.  The officers, directors and certain stockholders of the Company and Crdentia were also party to the Settlement Agreement.

Also pursuant to the terms of the Settlement Agreement and a Registration Rights Agreement by and between the Company and Crdentia dated as of April 4, 2007, Crdentia agreed to file a registration statement  with the SEC for the 1,500,000 shares issued to the Compnay no later than May 31, 2007.  The shares were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

The foregoing descriptions of the settlement documents do not purport to be complete and are qualified in their entirety by the Settlement Agreement, the Registration Rights Agreement and General Release of Security Interest Agreement attached as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the press release announcing the termination of the Merger Agreement and signing of the Settlement Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 1.02               Termination of a Material Definitive Agreement.

The information regarding the Merger Agreement and the Management Agreement as set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are filed with this current report:

Exhibit No.	Description
10.1	Settlement Agreement, by and between the Company and Crdentia, dated as of April 4, 2007.
10.2	Registration Rights Agreement, by and between the Company and Crdentia, dated as of April 4, 2007.
10.3	General Release of Security Interest Agreement, by and between the Company, MedCap Partners L.P., C. Fred Toney and James D. Durham, dated as of April 4, 2007.

99.1	Press Release, dated April 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iVOW, Inc.

Date: April 11, 2007	By:	/s/ Richard M. Gomberg
Richard M. Gomberg Vice President of Finance, Chief Financial Officer and Secretary (Principal financial and accounting officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Settlement Agreement, by and between the Company and Crdentia, dated as of April 4, 2007.
10.2	Registration Rights Agreement, by and between the Company and Crdentia, dated as of April 4, 2007.
10.3	General Release of Security Interest Agreement, by and between the Company, MedCap Partners L.P., C. Fred Toney and James D. Durham, dated as of April 4, 2007.
99.1	Press Release, dated April 10, 2007.